VALUATION REPORT
In respect of: RAISSA Portfolio Various Addresses
On behalf of: Zodiac Holdings LLC and Nucleus SPV LLC | CBRE Project Reference 19-64VAL-0013
Date of Valuation: 31 December 2018

 CONTENTS
PART I	PORTFOLIO SUMMARY
PART II	VALUATION REPORT
PART III	VALUATION METHODOLOGY
PART IV	APPENDICES
	A.	SCHEDULE OF INSPECTIONS
	B.	MARKET REPORT
	C.	LETTER OF INSTRUCTION
	D.	SOURCES OF INFORMATION
	E.	PROPERTY REPORTS AND CALCULATION SPREADSHEETS

i

PART I PORTFOLIO SUMMARY

1

PORTFOLIO SUMMARY
Properties Location

Francia
Svizzera
Losanna
Ginevra
Lione
Clermont-Ferrand
Grenoble
Valenza
Avignone
Montpellier
Nimes
Aix-en-Provence
Marsiglia
Nizza
Perpignan
Girona
Barcellona
Palma di Maiorca
Bolzano
Trento
Treviso
Venezia
Padova
Genova
Firenze
San Marino
Cesena
Ravenna
Arezzo
Grosseto
Ascoli Piceno
Pescara
Latina
Foggia
Andria
Bari
Potenza
Taranto
Cosenza
Crotone
Catanzaro
Reggio Calabria
Palermo
Agrigento
Siracusa
Ragusa
Cagliari
Oristano
Sardegna
Nuoro
Olbia
Sassari
Corte
Slovenia
Zagabria
Croazia
Bosnia ed Erzegovina
Sarajevo
Spalato
Mostar
Montenegro
Podgorica
Tirana
Marburgo
Tunisi
Algeri

Source: CBRE
The Raissa portfolio comprises 165 properties located in 151 cities and 15 Italian regions, the majority of which are located in Lombardy and Puglia.  In terms of GLA, 32% of the sqm are located in Lazio and Sicily, followed by Piedmont (15%) and Calabria (9%).

The portfolio comprises properties of different sizes; some 50% of the portfolio is composed by properties between 2,000 and 5,000 sq m, while there are only 4 properties above 10,000 sq m of GLA.
In terms of uses, the majority of the portfolio is represented by 160 properties hosting telecom technological services (telecom exchange units and ancillary spaces), while one property is a residential building, two are office buildings and two properties hosts a mix of use (a wide quota of offices and technical services).

2

N. of Properties by Region	GLA by REGION (%)

Veneto 2%
Umbria 2%
Abruzzo 0%
Basilicata 3%
Calabria 9%
Campania 5%
Emilia-Romagna 5%
Lazio 17%
Lombardia 8%
Marche 2%
Piemonte 15%
Puglia 7%
Sardegna 6%
Sicilia 15%
Toscana 4%

Source: CBRE

PROPERTIES PER SIZE CLASS BY GLA (sq m) BY N. OF PROPERTIES

<1,000
2%
>10,000
10%
1,001-2,000
10%
2,001-5,000
50%
5,001-10,000
28%

<1,000
12
>10,000
4
1,001-2,000
39
2,001-5,000
85
5,001-10,000
25

Source: CBRE

3

PORTFOLIO MAIN USES BY GLA (sq m) BY N. OF PROPERTIES

Mixed Use
1%
Office
4%
Residential
1%
Telecom Exchange
94%

Office; 2
Mixed Use; 2
Residential; 1
Telecom Exchange;
160

Source: CBRE
The portfolio is almost entirely let to Telecom Italia S.p.A. (163 properties – 2 properties, Ancona and Casale Monferrato, are currently vacant).
PORTFOLIO GLA BY LETTING STATUS

Source: CBRE
Circa 50% of the portfolio (75 properties) has a first expiry date on 2030; the remaining half has lease expiry date in 2027 (36 properties) and 2033 (51 properties), with only a 3% of the portfolio (1 property in Pisa) has a lease term in 2024.

4

PORTFOLIO RENT PROFILE UNEXPIRED TERMS (YEARS)

Source: CBRE

PORTFOLIO RENT PROFILE

Source: CBRE
With regards to rental levels, we highlight that the portfolio comprises 86 properties (circa 50% of the total GLA of the portfolio, for circa 60% of the current passing rent) within which Telecom is paying way above our opinion of Market Rent, while circa 30% of the total GLA (50 properties, for circa 24% of the current passing rent) appear to be aligned or slightly over and under-rented (delta below 5%).

5

PORTFOLIO LETTING SITUATION (% ON GLA)

Under-rented
4%
Vacant
1%
Under-rented (delta
>10%)
1%
Slightly under-rented
(delta <5%)
4%
In line (delta <1%)
9%
Over-rented (delta
>10%)
50%
Slightly over-rented
(delta <5%)
16%
Over-rented
15%

Source: CBRE

PASSING RENT AND MARKET RENT BY UNEXPIRED TERMS (YEARS)

Source: CBRE

6

MARKET VALUE
RAISSA PORTFOLIO:  €189,400,000 (ONE HUNDRED EIGHTY-NINE MILLION FOUR HUNDRED THOUSAND/00 EUROS) exclusive of V.A.T.
Market Value by Lease Term Market Value Vacant Possession Value

30/06/2024
2%
30/06/2027
19%
30/06/2030
52%
30/06/2033
27%
Vacant
0%

Vacant
1%
30/06/2024
3%
30/06/2027
23%
30/06/2030
51%
30/06/2033
22%

Source: CBRE

Market Value
We have valued each property individually and no account has been taken of any discount or premium that may be negotiated in the market if all or part of the portfolio was to be marketed simultaneously, either in lots or as a whole.  The Aggregate Market Value above is provided for information purposes only and you should refer to the main report for the individual property valuations.
Our opinion of Market Value is based upon the Scope of Work and Valuation Assumptions attached, and has been primarily derived using comparable recent market transactions on arm’s length terms, where available.

7

PART II VALUATION REPORT

8

VALUATION REPORT
Report Date	2 April 2019
Addressee (or Client)	Zodiac Holdings, LLC 2100 McKinney Avenue, Suite 1030 Dallas, Texas 75201 Nucleus SPV, LLC 2100 McKinney Avenue, Suite 1030 Dallas, Texas 75201
For the attention of:
Mr Alessandro Castellani Ricci
The Property	RAISSA portfolio – please refer to Schedule of Values
The Properties	Please Refer to Schedule of Values – Portfolio comprising telecom exchange units, and office properties, let to Telecom Italia S.p.A.
Property Description	Please refer to Schedule of Values
Ownership Purpose	Investment
Instruction
To value the unencumbered Freehold interest in the Properties on the basis of Market Value as at the valuation date in accordance with the terms of engagement entered into between CBRE and the addressee(s) dated 12 March 2019.

Valuation Date	31 December 2018
Capacity of Valuer	External Valuer, as defined in the RICS Valuation – Global Standards 2017.
Purpose	Secured Lending purposes
Market Value	Market Value as at 31 December 2018: €189,400,000 (ONE HUNDRED EIGHTY-NINE MILLION FOUR HUNDRED THOUSAND/00 EUROS) exclusive of V.A.T.
Market Value Under the Special Assumption of Vacant Possession	Market Value as at 31 December 2018: €100,141,000 (ONE HUNDRED MILLION ONE HUNDRED FORTY-ONE THOUSAND/00 EUROS) exclusive of V.A.T.
Market Rent	Market Rent as at 31 December 2018:

9

€12,206,781 (TWELVE MILLION TWO HUNDRED SIX THOUSAND SEVEN HUNDRED EIGHTY-ONE/00 EUROS) exclusive of V.A.T.
Indicative Reinstatement Costs Assessment
Indicative Reinstatement Costs Assessment as at 31 December 2018:

The property has not been inspected by a suitably qualified building surveyor from CBRE, nor have we carried out a full Reinstatement Cost Assessment.  For indicative purposes only we estimate that the reinstatement cost of the portfolio for fire insurance purposes would be in the region of 209,728,291EUR on a day one basis, including fees but excluding VAT and inflation.  This figure should be compared with the current sum insured and if a material discrepancy exists we suggest that a full Reinstatement Cost Assessment is carried out.

Suitability of the Property as Security for Mortgage Purposes
We have not been provided with details of the loan amount and loan terms proposed and therefore cannot comment on the suitability of the Property for the proposed loan.  We recommend that the Bank provides us with these details for our comment.

Special Assumptions	Special Assumptions have been applied. We have valued the properties under the special assumption of vacant possession.
Compliance with Valuation Standards	The Valuation has been prepared in accordance with the RICS Valuation – Global Standards 2017 which incorporate the International Valuation Standards [“the Red Book”].
We confirm that we have sufficient current local and national knowledge of the particular property market involved, and have the skills and understanding to undertake the Valuation competently.

Where the knowledge and skill requirements of the Red Book have been met in aggregate by more than one valuer within CBRE, we confirm that a list of those valuers has been retained within the working papers, together with confirmation that each named valuer complies with the requirements of the Red Book.

This Valuation is a professional opinion and is expressly not intended to serve as a warranty, assurance or guarantee of any particular value of the subject property.   Other valuers may reach different conclusions as to the value of the subject property.  This Valuation is for the sole purpose of providing the intended user with the Valuer’s independent professional opinion of the value of the subject property as at the Valuation date.

Assumptions
The Property details on which each Valuation are based are as set out in this report.  We have made various assumptions as to tenure, letting, taxation, town planning, and the condition and repair of buildings and sites – including ground and groundwater contamination – as set out below.

10

If any of the information or assumptions on which the Valuation is based are subsequently found to be incorrect, the Valuation figures may also be incorrect and should be reconsidered.
Variation from Standard Assumptions	None.
Verification
We recommend that before any financial transaction is entered into based upon these Valuations, you obtain verification of any third party information contained within our report and the validity of the assumptions we have adopted.

We would advise you that whilst we have valued the Properties reflecting current market conditions, there are certain risks which may be, or may become, uninsurable.  Before undertaking any financial transaction based upon this Valuation, you should satisfy yourselves as to the current insurance cover and the risks that may be involved should an uninsured loss occur.

Valuer	The Properties have been valued by a valuer who is qualified for the purpose of the Valuation in accordance with the Red Book.
Conflicts of Interest
We confirm that CBRE Valuation S.p.A.has previously valued the Raissa Fund on behalf of Prelios SGR, as external valuer for the fund, until 31/12/2011.

We do not consider that this previous involvement represents a conflict of interest for the following reasons:

▪ More than 5 years have passed since last involvement with the properties;

▪ CBRE Valuation S.p.A. did not have any previous involvement with the current Sponsor on the fund.

We have disclosed the relevant facts to you and the other clients involved, and have received everyone’s written confirmation that it is in order for us to carry out your Valuation instruction.

Reliance
This report is for the use only of the party to whom it is addressed for the specific purpose set out herein and no responsibility is accepted to any third party for the whole or any part of its contents.

Publication	Neither the whole nor any part of our report nor any references thereto may be included in any published document, circular or statement nor published in any way without our prior written approval.

Such publication of, or reference to this report will not be permitted unless it contains a sufficient contemporaneous reference to any departure from the Red Book or the incorporation of the special assumptions referred to herein.

11

SCHEDULE OF VALUES
RAISSA Portfolio - Properties held as an investment
ERNA CODE	TOWN	ADDRESS	FREEHOLD	LEASEHOLD	MARKET VALUE €	MARKET RENT “as is” € p.a.	VACANT POSSESSION VALUE €	ESTIMATED REINSTATEMENT COST €
RA001	Pisa	Strada Statale Dell’Abetone E Del Brennero,Km.4	X		3,930,000	330,690	2,930,000	5,695,328
RA002	Orvieto	Via Monte Bianco,28	X		2,730,000	177,597	1,460,000	2,479,490
RA003	Cormano	Via A Gramsci,Snc	X		2,480,000	165,429	1,590,000	2,855,724
RA004	Carmagnola	Via L. B. Alberti,2	X		2,290,000	102,265	670,000	896,049
RA005	Schio	Via Martiri Di Belfiore,4	X		1,510,000	112,556	870,000	1,943,537
RA006	Imola	Via Belvedere,2	X		1,930,000	126,391	860,000	2,080,765
RA007	Velletri	Via Dei Cinque Archi,Snc	X		2,060,000	123,558	1,260,000	2,284,256
RA008	Bracciano	Strada Statale Braccianese,Snc	X		1,700,000	129,401	1,520,000	2,561,150
RA009	Lagonegro	Via Cappella,Snc	X		1,100,000	73,214	370,000	1,498,635
RA010	Paola	Diramazione S.S. 18,Snc	X		1,450,000	82,623	610,000	1,194,303
RA011	Montefiascone	Via C. Boario,Snc	X		1,080,000	89,110	700,000	1,223,975
RA012	Foggia	Via Degli Aviatori,17	X		2,050,000	88,062	950,000	1,341,530
RA013	Giugliano In Campania	Via B. Croce 17	X		1,580,000	88,352	1,020,000	1,117,008
RA014	Anagni	Strada Provinciale	X		700,000	47,606	380,000	853,927
RA015	Fabriano	Via Don E. Petruio,Snc	X		1,350,000	87,675	840,000	1,646,216
RA016	Gravina Di Catania	Via Etnea,32	X		1,410,000	94,357	780,000	1,524,665
RA017	Porto Torres	Via Delle Vigne,Snc	X		470,000	40,051	380,000	1,069,790
RA018	Sant’Angelo Dei Lombardi	Via Comunale Giostra,Snc	X		950,000	62,420	380,000	842,487

1

RA019	Castrovillari	Via Schiavello - Localita’ San Nicola,Snc	X	1,480,000	92,980	350,000	651,988
RA020	Castelvetrano	Via Adua,Snc	X	570,000	41,770	250,000	882,400
RA021	Beinasco	Via Don Minzoni,7/9	X	760,000	49,676	620,000	1,076,347
RA022	Sora	Via Barca S. Domenico,Snc	X	520,000	45,371	370,000	624,197
RA023	Nizza Monferrato	Via Lanero	X	1,150,000	72,784	620,000	1,415,773
RA024	Ceccano	Via Giacomo Matteotti,Snc	X	740,000	48,015	290,000	891,366
RA025	Casalnuovo Di Napoli	Traversa I Roma,Snc	X	730,000	49,998	450,000	1,057,138
RA026	None	Via Roma,147	X	1,250,000	70,370	710,000	1,349,655
RA027	Poggio Mirteto	Via Giacomo Matteotti,47	X	2,270,000	114,789	920,000	2,262,590
RA028	Rosarno	Via Ciaramidio,Snc	X	390,000	29,367	180,000	781,041
RA029	Tarquinia	Via F.Lli Nardi,Snc	X	800,000	45,580	570,000	1,136,129
RA030	Osimo	Via S. Lorenzo,8	X	780,000	52,005	480,000	878,645
RA031	Subiaco	Via Cadorna,Snc	X	760,000	45,836	410,000	926,891
RA032	Atessa	Via F. Turati,Snc	X	480,000	33,572	300,000	826,059
RA033	Thiesi	Via Bellini,Snc	X	220,000	17,785	140,000	426,080
RA034	Pietrasanta	Via Degli Opifici,Snc	X	660,000	40,676	310,000	404,141
RA035	Ceprano	Via Boccaccio,Snc	X	490,000	28,952	180,000	611,604
RA036	Acireale	Via Spezia,Snc	X	730,000	55,362	370,000	814,821
RA037	Manduria	Via Bizzarri,Snc	X	480,000	31,978	210,000	492,064
RA038	Vico Del Gargano	Via Gioco Delle Palle,Snc	X	160,000	17,448	110,000	434,150
RA039	Castelnuovo Don Bosco	Via San Domenico Savio,4	X	550,000	36,377	320,000	637,121
RA040	Monte Sant’Angelo	Viale Del Cimitero,Snc	X	340,000	33,552	200,000	675,802

2

RA041	Poggiardo	Via Montegrappa,Snc	X	210,000	16,570	110,000	293,740
RA042	Massa Marittima	Via A. Fratti 29/31	X	500,000	31,468	280,000	567,019
RA043	San Giorgio A Liri	Strada Comunale Esperia,Snc	X	430,000	25,482	140,000	698,067
RA044	Gravina Di Catania	Str.Prov. Gravina Di Catania-S. G. Galermo,Snc	X	520,000	36,663	290,000	509,882
RA045	Ozieri	Via Gramsci,2	X	350,000	22,016	200,000	657,848
RA046	Senise	Strada Statale,Snc	X	240,000	17,922	150,000	494,795
RA047	Vicenza	Via Salvemini,Snc	X	340,000	20,316	260,000	340,533
RA048	Orte	Via Di Piano Regolatore,Snc	X	430,000	29,930	200,000	558,520
RA049	Rocca Sinibalda	Via Del Pereto,Snc	X	250,000	17,108	120,000	410,823
RA050	Marsala	Str.St. Trapani-Marsala,Snc	X	370,000	23,050	190,000	418,200
RA051	Poggio Moiano	Via Arbuccio,Snc	X	290,000	16,485	200,000	440,012
RA052	Abetone	Via Privata Bagatti,Snc	X	480,000	30,102	340,000	431,891
RA053	San Marco In Lamis	Strada Da Denominarsi - Localita’ Starale,Snc	X	280,000	18,890	150,000	373,104
RA054	Vigliano Biellese	Via A. Avogadro	X	320,000	21,422	240,000	529,696
RA055	Trecchina	Via E. Schettini,Snc	X	210,000	14,521	79,000	281,765
RA056	Buonconvento	Via Della Liberazione Ang. Via Vittorio Veneto,Snc	X	360,000	17,560	230,000	289,781
RA057	Scordia	Via Xxiv Maggio,Snc	X	240,000	16,969	120,000	365,147
RA058	Pray	Via B. Sella,76/Bis	X	210,000	16,273	160,000	405,485
RA059	Pomezia	Via Dei Castelli Romani,9	X	2,530,000	167,850	1,300,000	3,536,288
RA060	Vigevano	Via Aguzzafame,Snc	X	2,680,000	184,250	1,310,000	3,542,046

3

RA061	Limbiate	Via Xxv Aprlile,25	X	2,380,000	174,910	1,400,000	1,978,340
RA062	Acquapendente	Strada Provinciale	X	680,000	40,856	490,000	781,975
RA063	Vetralla	Spt Senza Via,Snc	X	440,000	29,940	290,000	510,775
RA064	Leini	Viale Italia,65	X	930,000	59,607	610,000	980,485
RA065	Napoli	Via Ramaglia,Snc	X	1,060,000	77,127	720,000	1,623,943
RA066	Vigevano	Via Privata Borgomanero,Snc	X	950,000	63,042	410,000	1,439,300
RA067	Anagni	Strada Comunale Cava S. Magno,Snc	X	540,000	32,324	400,000	621,683
RA068	Sant’Agata Li Battiati	Via Bellini,Snc	X	620,000	63,257	400,000	1,335,513
RA069	Ferentino	Strada Vicinale Santo Taco,Snc	X	690,000	42,991	500,000	759,377
RA070	Selargius	Via G. Brotzu,Snc	X	770,000	59,400	440,000	1,000,313
RA071	Zola Predosa	Via Romita,Snc	X	330,000	18,340	250,000	363,980
RA072	Ozieri	Via Ugo La Malfa,Snc	X	310,000	24,591	200,000	780,250
RA073	Arzachena	Spt Senza Via	X	1,240,000	45,136	460,000	577,570
RA074	Occhieppo Inferiore	Via Mulini,3	X	200,000	15,393	150,000	460,301
RA075	Ariccia	Via Virbio,21	X	750,000	46,800	550,000	675,603
RA076	Sassari	Via Mario De Candia,Snc	X	320,000	26,149	190,000	369,660
RA077	Concesio	Via San Gervasio,Snc	X	640,000	42,543	430,000	879,575
RA078	Scopello	Via Mera	X	340,000	21,759	260,000	485,150
RA079	Alessandria	Via Quartieruzzi	X	280,000	22,491	160,000	456,625
RA080	Reggio Di Calabria	Via Saracinello,Snc	X	660,000	44,595	200,000	793,814
RA081	Acireale	Via Ispica,28	X	430,000	34,140	240,000	535,652
RA082	Lanusei	Via Marconi,Snc	X	790,000	56,114	500,000	2,249,370
RA083	Bernalda	Via Don Minzoni,Snc	X	230,000	19,620	90,000	423,651

4

RA084	San Piero Patti	Via Margi,Snc	X	140,000	12,725	74,000	378,060
RA085	Chiaromonte	Contrada S.Pasquale,Snc	X	340,000	30,308	220,000	885,000
RA086	Cesana Torinese	Via Generale Sibille,5	X	530,000	26,149	370,000	404,676
RA087	Cutrofiano	Via Nazario Sauro,Snc	X	270,000	18,715	91,000	160,509
RA088	Iglesias	Via Crocefisso,Snc	X	1,820,000	128,051	560,000	2,549,450
RA089	Catania	Via Missori,89	X	2,890,000	231,409	1,220,000	4,787,270
RA090	Fidenza	Via Berenini,146	X	2,590,000	145,108	1,740,000	2,211,762
RA091	Codogno	Via Bignami,12/14	X	2,470,000	183,333	1,740,000	3,227,511
RA092	Mirandola	Via Picasso,8	X	1,760,000	108,415	900,000	2,194,158
RA093	Siracusa	Via Mascalucia,Snc	X	1,850,000	128,030	920,000	2,695,145
RA094	San Severo	Via Napoli,Snc	X	1,440,000	123,260	480,000	2,740,394
RA095	Vibo Valentia	Via Lacquari,Snc	X	2,700,000	183,962	920,000	2,641,768
RA096	Giarre	Via Lazio,32	X	1,270,000	97,984	590,000	1,555,295
RA097	Orbassano	Via Trieste,6	X	2,580,000	166,312	1,760,000	2,965,497
RA098	Marsala	Via Tunisi,Snc	X	930,000	69,773	440,000	1,248,855
RA099	Saluzzo	Via Luigi Scala,5	X	2,590,000	148,067	1,610,000	2,792,371
RA100	Maglie	Via Brenta,Snc	X	1,500,000	95,624	340,000	1,139,314
RA101	Gela	Via Appennini,7/9	X	870,000	69,075	570,000	1,381,351
RA102	Nichelino	Strada Torino,210 Int. 6	X	2,960,000	177,698	1,540,000	2,945,470
RA103	Rivoli	Corso Iv Novembre,64	X	2,080,000	143,939	1,520,000	3,184,276
RA104	Novi Ligure	Via G. Mazzini,111	X	2,350,000	147,998	1,540,000	2,449,386
RA105	Reggio Di Calabria	Via Reggio Campi,93	X	4,560,000	308,220	1,420,000	3,490,018
RA106	Patti	Vicolo Amerigo Vespucci,Snc	X	1,200,000	92,447	440,000	1,471,144
RA107	Omegna	Via Iv Novembre,82	X	1,500,000	97,293	1,000,000	2,063,693
RA108	Bologna	Via Giotto,22	X	4,060,000	200,804	2,840,000	3,261,610
RA109	Valle Mosso	Via Bacconengo	X	540,000	40,297	360,000	1,377,588
RA110	Torino	Via Vincenzo Lancia, 5	X	2,800,000	201,878	1,630,000	2,961,155

5

RA111	Collegno	Via Ferrucci,1	X	2,060,000	125,555	1,420,000	2,456,166
RA112	Melzo	Via Galanta,Snc	X	1,880,000	125,526	1,420,000	1,986,128
RA113	Palestrina	Via Della Basilica Romana,1	X	1,730,000	82,075	580,000	1,051,718
RA114	Spoleto	Via C. Micheli,Snc	X	2,020,000	112,537	650,000	1,758,601
RA115	San Giovanni Rotondo	Via Galvani,Snc	X	610,000	47,152	440,000	960,732
RA116	Canicatti’	Via Menfi,Snc	X	580,000	40,874	380,000	878,171
RA117	Civitavecchia	Via Giordano Bruno,5	X	4,960,000	272,947	2,750,000	4,407,795
RA118	Chieri	Piazza Dante,10/Bis	X	1,810,000	104,438	1,360,000	2,466,294
RA119	Aci Catena	Via Liberta’,54	X	990,000	49,590	470,000	726,016
RA120	Ercolano	Via 4 Novembre,77	X	940,000	46,513	340,000	791,365
RA121	Gioia Tauro	Via Torino,Snc	X	1,020,000	69,690	330,000	878,910
RA122	Palombara Sabina	Via Privata Da Via Giovanni Conti,Snc	X	640,000	39,040	450,000	777,024
RA123	Catanzaro	Strada Comunale Paradiso,4	X	560,000	38,510	340,000	517,272
RA124	Erice	Via Ponza,7	X	680,000	50,880	430,000	1,362,780
RA125	Ronciglione	Via Delle Vigne,Snc	X	660,000	57,858	420,000	924,560
RA126	Cassano Allo Ionio	Via S. Maria Delle Grazie,Snc	X	360,000	29,844	250,000	524,173
RA127	Padova	Via Chiaradia,4	X	1,450,000	81,097	970,000	1,318,841
RA128	Milazzo	Via Tre Monti,Snc	X	1,790,000	124,801	950,000	1,581,872
RA129	Mesagne	Via Ionima,Snc	X	700,000	44,996	330,000	642,088
RA130	Soverato	Via A. Calamber,7	X	1,400,000	79,047	660,000	1,026,018
RA131	Manfredonia	Via Hermada,Snc	X	2,820,000	172,830	930,000	2,293,433
RA132	Misterbianco	Via S. Nicolo’,Snc	X	850,000	48,794	280,000	666,808
RA133	Torre Del Greco	Via Circumvallazione,188	X	1,650,000	108,077	700,000	1,395,331

6

RA134	Reggio Di Calabria	Via Botteghelle,Snc	X	2,110,000	137,916	690,000	2,150,150
RA135	Vittoria	Via La Marmora,Snc	X	930,000	53,226	350,000	1,203,523
RA136	Cosenza	Piazza Crispi-Via Milelli,Snc	X	2,920,000	157,071	1,190,000	1,506,270
RA137	Cigliano	Corso Umberto I,55	X	660,000	49,655	310,000	987,400
RA138	Paceco	Via Alcamo,Snc	X	350,000	23,750	260,000	407,220
RA139	Trebisacce	Str. Iv,10	X	340,000	21,051	200,000	470,904
RA140	Trinitapoli	Via San Pietro,Snc	X	220,000	21,974	130,000	502,750
RA141	Spezzano Albanese	Localita’ San Domenico,Snc	X	330,000	21,466	130,000	345,061
RA142	Napoli	Piazza Nolana,9	X	6,370,000	384,013	3,090,000	5,422,120
RA143	Alghero	Via Verdi,Snc	X	1,510,000	110,767	800,000	1,584,316
RA144	Apricena	Corso Vittorio Emanuele,Snc	X	250,000	19,337	130,000	506,558
RA145	Catania	Via Santangelo Fulci,79	X	1,740,000	92,250	650,000	1,360,670
RA146	Tempio Pausania	Via Lombardia,7	X	750,000	48,916	250,000	1,125,927
RA147	Foggia	Via Fratelli Biondi,Snc	X	550,000	51,655	400,000	1,132,860
RA148	Napoli	Via Cardinale Prisco,Snc	X	2,980,000	94,770	1,050,000	877,306
RA149	Valenza	Via Cavallotti,16/18	X	1,150,000	87,780	590,000	1,725,385
RA150	Catania	Via Pietro Dell’Ova,37/A-B	X	850,000	45,706	470,000	661,150
RA151	Sannicandro Garganico	Via Luigi Montefort,Snc	X	160,000	16,877	120,000	580,377
RA152	Crotone	Via Paternostro,Snc	X	1,460,000	87,326	490,000	829,619
RA153	Villa San Giovanni	Via Micene,Snc	X	380,000	27,969	240,000	605,030
RA154	Argenta	Via Matteotti,Snc	X	290,000	20,152	230,000	447,183
RA155	Venaria Reale	Via Leonardo Da Vinci,	X	540,000	34,863	360,000	543,920
RA156	Catania	Vicolo Galileo,1	X	470,000	35,704	230,000	840,560

7

RA157	Palagonia	Via Napoli,Snc	X	360,000	20,727	180,000	553,422
RA158	Caltagirone	Via Fra’ Cheribino,6/8/10/12	X	650,000	41,226	250,000	980,074
RA159	Ramacca	Via M.Buonarroti,Snc	X	180,000	13,937	97,000	263,098
RA160	Langhirano	Viale Martiri Della Liberta’,1	X	500,000	35,450	350,000	607,675
RA161	Torremaggiore	Via Leopardi,12	X	190,000	16,573	110,000	356,016
RA162	Sant’Arcangelo	Via Ferraioli,Snc	X	320,000	21,809	120,000	352,750
RA163	Asti	Via Ospedale,2	X	2,110,000	59,106	520,000	683,940
RA164	Ancona	Via Della Montagnola,3	X	760,000	109,380	760,000	1,492,525
RA165	Casale Monferrato	Via Guido Rossa	X	370,000	33,283	370,000	475,335
TOTAL			X	189,400,000	12,206,781	100,141,000	209,728,291

8

SOURCES OF INFORMATION AND SCOPE OF WORKS
Sources of Information
We have carried out our work based upon information supplied to us by the Client, Firstatlantic SGR and available within the VDR set up by i-realty for Prelios SGR, as set out within this report, which we have assumed to be correct and comprehensive.
A comprehensive list of sources is detailed in Appendix D.

The Property	Our report contains a brief summary of the Property details on which our Valuation has been based.
Inspection
Some of the Properties [as set out in the Inspection Schedule in Appendix XX] have been internally inspected.  As instructed, all the other properties have been externally inspected for the purpose of this Valuation.

Areas
We have not measured the Property but have relied upon the floor areas provided to us by Client, as set out in this report, which we have assumed to be correct and comprehensive, and which you have advised us have been calculated using Italian market practice measurement methodology as set out below.

In Italy the market practice uses the Gross Leasable Area [GLA].

The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property.  It does not include portions that do not produce income for the Property owner.  Therefore, areas such as the following are typically, but not always, excluded:  vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.

Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA.  It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].

Environmental Matters
We have not undertaken, and unless stated within each property report, nor are we aware of the content of, any environmental audit or other environmental investigation or soil survey which may have been carried out on the Properties and which may draw attention to any contamination or the possibility of any such contamination.

We have not carried out any investigations into the past or present uses of the Properties, nor of any neighbouring land, in order to establish whether there is any potential for contamination and have therefore assumed that none exists.

Services and Amenities	We understand that all main services including water, drainage, electricity and telephone are available to the Properties. None of the services have been tested by us.

Repair and Condition
We have not carried out building surveys, tested services, made independent site investigations, inspected woodwork, exposed parts of the structure which were covered, unexposed or inaccessible, nor arranged for any investigations to be carried out to determine whether or not any deleterious or hazardous materials or techniques have been used, or are present, in any part of the Properties.  We are unable, therefore, to give any assurance that the Properties are free from defect.

Town Planning
We have made verbal Planning enquiries only and/or consulted the website of the Municipalities.  Information supplied to us by planning officers is given without liability on their part.  We cannot, therefore, accept responsibility for incorrect information or for material omissions in the information supplied to us.

Titles, Tenures and Lettings
Details of title/tenure under which the Properties are held and of lettings to which it is subject are as supplied to us.  We have not generally examined nor had access to all the deeds, leases or other documents relating thereto.  Where information from deeds, leases or other documents is recorded in this report, it represents our understanding of the relevant documents.  We should emphasise, however, that the interpretation of the documents of title [including relevant deeds, leases and planning consents] is the responsibility of your legal adviser.  We have not conducted credit enquiries on the financial status of any tenants.  We have, however, reflected our general understanding of purchasers’ likely perceptions of the financial status of tenants.

VALUATION ASSUMPTIONS
Capital Values
The Valuation has been prepared on the basis of “Market Value”, which is defined in the Red Book as:
“The estimated amount for which an asset or liability should exchange on the Valuation date between a willing buyer and a willing seller in an arm’s-length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

potential at least cost.”

And

“Market Rent”, which is defined in the Red Book as:

“The estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”

The Valuation represents the figure that would appear in a hypothetical contract of sale at the Valuation date.  No adjustment has been made to this figure for any expenses of acquisition or realisation - nor for taxation which might arise in the event of a disposal.

No account has been taken of any inter-company leases or arrangements, nor of any mortgages, debentures or other charge.

No account has been taken of the availability or otherwise of capital based Government or European Community grants.

Rental Values
Unless stated otherwise rental values indicated in our report are those which have been adopted by us as appropriate in assessing the capital value and are not necessarily appropriate for other purposes, nor do they necessarily accord with the definition of Market Rent in the Red Book, which is as follows:

“The estimated amount for which an interest in real property should be leased on the Valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s-length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”.

The Property
Where appropriate we have regarded the shop fronts of retail and showroom accommodation as forming an integral part of the building.

Landlord’s fixtures such as lifts, escalators, central heating and other normal service installations have been treated as an integral part of the building and are included within our Valuations.

Process plant and machinery, tenants’ fixtures and specialist trade fittings have been excluded from our Valuations.

All measurements, areas and ages quoted in our report are approximate.

Environmental Matters	In the absence of any information to the contrary, we have assumed that:
	[a]	the Properties are not contaminated and are not adversely affected by any existing or proposed environmental law;
	[b]	any processes which are carried out on the Properties which are regulated by environmental legislation are properly licensed by the appropriate authorities;
	[c]	the Properties possess current the energy performance certificates [APE - Attestato di Prestazione Energetica or equivalent] as required under government directives;
[d]
the Properties are either not subject to flooding risk or, if they are, that sufficient flood defences are in place and that appropriate building insurance could be obtained at a cost that would not materially affect the capital value.

[e]
the Properties are not subject to any seismic risk or if it is, possesses building characteristics in line with the relevant legislation.  In addition, an appropriate insurance policy could be obtained without such affecting the Value Assumptions considered within this report.

High voltage electrical supply equipment may exist within, or in close proximity of, the Properties.  International research [as for example The National Radiological Protection Board – NRPB - in UK] has advised that there may be a risk, in specified circumstances, to the health of certain categories of people.  Public perception may, therefore, affect marketability and future value of the Property.  Our Valuation reflects our current understanding of the market and we have not made a discount to reflect the presence of this equipment.

Repair and Condition	In the absence of any information to the contrary, we have assumed that:
	[a]	there are no abnormal ground conditions, nor archaeological remains, present which might adversely affect the current or future occupation, development or value of the Properties;
	[b]	the Properties are free from rot, infestation, structural or latent defect;
	[c]	no currently known deleterious or hazardous materials or suspect techniques have been used in the construction of, or subsequent alterations or additions to, the Properties; and
	[d]	the services, and any associated controls or software, are in working order and free from defect.

We have otherwise had regard to the age and apparent general condition of the Properties.  Comments made in the Property details do not purport to express an opinion about, or advice upon, the condition of uninspected parts and should not be taken as making an implied representation or statement about such parts.

Title, Tenure, Lettings, Planning, Taxation and Statutory & Local Authority requirements	Unless stated otherwise within this report, and in the absence of any information to the contrary, we have assumed that:
	[a]	the Properties possesses a good and marketable title free from any onerous or hampering restrictions or conditions;
[b]
the buildings have been erected either prior to planning control, or in accordance with planning permissions, and have the benefit of permanent planning consents or existing use rights for their current use;

	[c]	the Properties are not adversely affected by town planning or road proposals;
	[d]	the buildings comply with all statutory and local authority requirements including building, fire and health and safety regulations;
[e]
only minor or inconsequential costs will be incurred if any modifications or alterations are necessary in order for occupiers of the Properties to comply with the provisions of the relevant disability discrimination legislation;

	[f]	there are no tenant’s improvements that will materially affect our opinion of the rent that would be obtained on review or renewal;
	[g]	tenants will meet their obligations under their leases;
	[h]	there are no user restrictions or other restrictive covenants in leases which would adversely affect value;
	[i]	where appropriate, permission to assign the interest being valued herein would not be withheld by the landlord where required;
	[j]	vacant possession can be given of all accommodation which is unlet or is let on a service occupancy; and
[k]
in Italy, it is common and often advantageous from a fiscal standpoint for transfers of real estate to take place via transfers of the capital of real estate companies [so-called share deal as opposed to asset deal]:  the taxation level applied cannot be standardized, but must be evaluated on a case-by-case basis.  In order to define the Total Purchase Price, the purchaser’s costs or acquisition fees [i.e.  technical and legal fees, stamp duty, agent fees, etc.], as at the Valuation Date should be added.  All rents and capital values, costs and other figures stated in this report are exclusive of V.A.T.

PART III VALUATION METHODOLOGY

VALUATION METHODOLOGY AND SOURCES OF INFORMATION
SOURCES OF INFORMATION
We have relied on information provided by the Client and as provided within the virtual Data Room set up by I-realty on behalf of Prelios SGR SpA.
When in contrast or incomplete in the documents provided, we have assumed the information available within the executive summaries “Red Flag” for TDD and Draft Preliminary Due Diligences to be predominant.
Please refer to Appendix D for detailed information.
ACCOMMODATION
We have not measured the Properties but have relied upon the floor areas provided to us by Client, as set out in each property report, which we have assumed to be correct and comprehensive, and which we understand have been calculated according to best Italian Market practice.
In Italy the market practice uses the Gross Leasable Area [GLA].
The Gross Leasable Area [GLA] is defined as the total, typically un-weighted, amount of floor space, with the exception of parking areas, capable of producing income within a commercial property.  It does not include portions that do not produce income for the Property owner.  Therefore, areas such as the following are typically, but not always, excluded:  vertical connections [stairwells, lifts and landings], technical spaces, shafts, common spaces [lobby, meeting rooms], etc.
Should a building be let to a single tenant having exclusive use of the common areas or should the common areas of a multi-tenant property be particularly prestigious, for example, these areas may be included within the calculation of GLA.  It is to note that parking areas, excluded from GLA, are included within the potential rent build-up of a property on a unitary basis [total number of covered and uncovered units].
STATE OF REPAIR
CBRE have not undertaken a structural survey or tested any of the services.  Where available, we have read the former appraisals provided by various sources.  Where external inspections have been carried out, we have assumed the property to reflect internally the spate of repair as seen externally.
CapEx have been assumed according to the highest and best use of the property, considering the re-development of the properties or the hard refurbishment where the current use appears to be the highest and best use.
Where no information was available, and the valuation, we have assumed the property to be in a fair state of repair.
ENVIRONMENTAL CONSIDERATIONS
We have been provided with the Executive Summaries (Red Flag) issued by Abaco and dated January 2019.
According to such document, environmental analysis of the two portfolios appear as follows:
Only amber flags were raised, highlighting the necessity to run an environmental phase II due diligence for the possible presence of soil contamination, Asbestos containing materials, as well as Vitreous Fibers (MMVF).

Expenses to compete the analysis are negligible (from €2,000 to €9,000 circa per asset), and have been considered in our valuation.

As far as we understand, properties where asbestos has been found are being monitored according to Italian regulations.
We have been instructed not to make any investigations in relation to the presence or potential presence of contamination in land or buildings or the potential presence of other environmental risk factors and to assume that if investigations were made to an appropriate extent then nothing would be discovered sufficient to affect value.  We however suggest that further environmental analysis is carried out in order to clear the outstanding issues.
CADASTRE
As agreed, we have not made any cadastral enquiry; we have been provided with the Executive Summaries (Red Flag) issued by Abaco and dated January 2019.
According to such document, the cadastral situation of the two portfolios appear as follows:
No major issues were recorded; some light green flags were raised with regards to some internal and external distribution non-conformity, which however can be rectified with negligible expenses (some €2,000 per property).
A few amber flags were raised to highlight the necessity to update cadastral registers and for some dispossessing activities ongoing for minor portions of some properties (San Piero Patti, Cesana Torinese, Anagni, Vibo Valentia, Torre del Greco, Casale Monferrato).
The above issues can be rectified with minor expenses which however have not been estimated.
In summary, we are not aware of any major issue that could impact the value nor the marketability of the properties.
VAT
All rents and capital values stated in this report are exclusive of VAT.
TENURE
We have read documents as follows:
▪	Raissa - Preliminary Legal Due Diligence memorandum issued by Shearman & Sterling LLP on behalf of Prelios SGR, dated 5 February 2019;
▪	Raissa Report Final Report, issued by Phinance Partners S.p.A. on behalf of Prelios SGR, dated January 2018;
According to the above documentation, we understand that the properties are held on a freehold basis by:
▪	Raissa Portfolio: Raissa Closed-end Real Estate alternative investment Fund (“fondo di investimento alternative immobiliare di tipo chiuso riservato”) managed by Prelios SGR S.p.A..
The Legal Due Diligences identify encumbrances and easements as follows:
“(the “Notarial Reports”), […] confirm that the Assets are owned by the Fund (five Assets are owned in superficiary right, proprietà superficiaria).  Based on the review of the Notarial Reports, the Lease Agreements, as defined below, are registered on the public real estate records.”
In addition to the above, according to the above documents, some assets also show the below restrictions/easements:

1)
Binding offer relating to the Asset located in Manduria, Via Bizzarri which sets forth a purchase price equal to Euro 540,000.00.  The binding offer has been accepted by Prelios; we have been informally informed that the closing date has been provisionally set to February 27, 2019.

2)
Restrictions on the Asset located in Naples, Piazza Nolana 9, which is listed as an asset of cultural interest (tutela diretta), pursuant to Law 42/2004 and, as a result, transfer of such Asset is subject to the pre-emption right in favor of the Ministry of Cultural Heritage.

Easements and restrictions as per above are quite common, especially in properties let to companies such Telecom.  In summary, we are not aware of any issue that could affect the Market Value nor the marketability of the properties.

TENANCY
163 in the Portfolios are let to a single tenant:  Telecom Italia S.p.A.; two properties are vacant.
We have been provided with a Legal Due Diligence for each Fund and with lease contracts for each property; though we have relied on information provided within the Ren Roll provided and the Legal Due Diligence, we have run a high-level check with a sample of lease contracts.  We highlight below the major standard terms for the Telecom lease contracts:
LEASE KEY METRICS	RAISSA
Main Tenant	Telecom Italia S.p.A.
N. of Assets	165
Tenant	Telecom Italia S.p.A.
Start Date	01/07/2015
Terms	Various 9, 12, 15 or 18 + 6 + 6 years Automatic renewal at first and second lease expiry, unless notice is provided with 12 months in advance
First expiry date	Various
Second Expiry date	Various
Notice	12 months upon each expiry date
Break Option
Effective starting after first expiry date.  During the second and third terms, the Tenant may terminate the agreement at any time with a 12-months’ written notice to the Landlord.
Only for “serious causes” by six months prior written notice.

Indexation	100% CPI
Magnum Clause
Depending on the provision of the different lease agreements, there are several clauses as per below:

1) Upon lease termination (even an anticipated one) the tenant has the right to retain the let spaces occupying its telecom infrastructure within a maximum of 35 sqm, or within 8% of the gross leased area (varying from lease to lease contracts)

2) Such right need to be exercised by the Tenants at least 60 days before the lease termination date;

3) Rent per sq m of the retained part will be agreed between the parties based on Market rent; if an agreement is not reached on such amount, a third party will be appointed to determine the rent;
Upon lease expiry (Landlord) if the Landlord intends to terminate the lease, shall send a notice to Tenant indicating its target rent and the estimated market rent for the asset.  Tenant has 60 days to match the offer.

Pre-emption right
Restriction to Sell
In case of sale of the asset, the landlord can sell the Assets only to so called “cessionari”, who must:

1) be entities who are not subject to insolvency procedures or whose legal representatives have not been convicted to jail for crimes against property or public administration,

2) be entities undertaking in writing to comply with the terms and conditions of the Telecom Lease Agreements,

3) be natural persons who have not been convicted to jail for more than one year or subject to protests (protesti) in the previous five years and, where doing business, not insolvent.

Not be entities which control or are controlled or are to connected to subjects who carry out telecommunications activities in competition with those of the tenant.

Sublease
Telecom is not entitled to assign the Telecom Lease Agreements to third parties without the landlord’s prior written consent.  However, the landlord acknowledged that certain portions of the Assets could be granted for free (comodato) by Telecom to certain suppliers or service providers, subject to Telecom remaining fully responsible for any type of expense, cost, payment or reimbursement due by such suppliers or providers.

Telecom is also entitled to sublease or grant the Assets for free (comodato), without prior authorization by the landlord, exclusively to companies (i) belonging to the Telecom group, (ii) originating by transfer or contribution of going concern (ramo d’azienda) from Telecom; or (iii) operating in the telecommunication sector.

Maintenance	Tenant is in charge for ordinary and extraordinary maintenance.
Tenant Due Maintenance (except for Tivoli)
Telecom acknowledged and accepted the Assets in the then-current conditions and accepted any type of encumbrance or obligation thereon, also if deriving from statutory provision and simultaneously waived any right or claim concerning the conditions of the Assets.
Telecom must indemnify and hold harmless the landlord from any claims by third parties in connection with the use of the Assets, the activities carried out therein and any maintenance intervention, alteration or improvement thereon.

Telecom is responsible for both ordinary and extraordinary maintenance of the Assets, including maintenance of the structural parts of the Assets, refurbishment works and any intervention on plants, systems, pipes and appurtenances.

Telecom is entitled to carry out any necessary and urgent work aimed to protect telecommunication systems, as long as such works (i) do not compromise stability, foundations, and main structures of the Assets, and (ii) are compliant with applicable laws and regulations.

Telecom is not entitled to any indemnity or reduction of rent in the event works on the Assets prevent Telecom to use such Assets, even if for more than 20 days.

Tenant Due Maintenance (only for Tivoli)
Release of the assets
Upon expiration of the lease contract, Tenant shall carry out the works to make the property in compliance with laws and regulations as of the date of release of the asset (including regulation on building permit, town planning, hygienic, sanitary, environmental, anti-seismic and fire prevention).

Reinstatement of the properties upon release of the spaces
The tenant, in accordance to the single lease contract, shall remove any banner, and free the buildings from people and objects, in good maintenance conditions.  Finally, if agreed with the landlord, the tenant must remove any technical system, and if necessary thought the request of the regulation of the building permits.

VALUATION
INTRODUCTION
We summarise below our approach to undertaking the valuation(s).  The valuation(s) have been prepared on the basis of ‘Market Value’ which is defined as:
“The estimated amount for which a property should exchange on the date of valuation between a willing buyer and a willing seller in an arm’s/length transaction after proper marketing wherein the parties had each acted knowledgeably, prudently and without compulsion”.
In addition to the above, we have also valued the properties under the Special Assumption of Vacant Possession.
VALUATION METHODOLOGY
The valuation of the asset in question will be carried out on the basis of commonly used and accepted valuation criteria:
¡	Comparative or Market Approach, based on a comparison between the subject property and other similar properties recently disposed or leased at the same or within comparable market places.
¡	Income Approach, based on the present value of the future potential income to be generated by the property in question, calculated by capitalising this income stream at a market rate.
¡	The two following methods have been used:
‑	Discounted Cash Flow analysis, based on a time horizon which takes into account the assumed lease end date and the timing assumed for the re-letting/selling of the property.
The DCF model involves period-by-period estimation of gross income and expenditure, to calculate the net income (cash flow) for each period, explicitly taking into account a range of variables including changes in rent due to contractual agreements and growth in market value, expenditure on maintenance, repairs and renovation, timing of vacancies, etc. over the period of the time horizon.  The property is valued, normally using the direct comparison method, at the end of the time horizon, and assuming the sale of the property, either split up or as an entire property.  The resulting net cash flow are then discounted at a selected discount rate, normally set by comparing with money-market rated and allowing for the relative disadvantages of real estate ownership, in order to arrive at the net present value.
Full details of the underlying assumptions regarding rental changes, inflation rates, transferable and nonrecoverable service charges etc. are shown in the attached DCFs.
‑
Residual analysis:  The Residual Approach is based on the discount, at the date of valuation, of the cash flows calculated over a period corresponding the conversion of the area and of all the transactions, (cash flow are the results of the difference between incomes and costs) so the market value is the difference between the market value of the transformed area and the costs of development The resulting net cash flows are then discounted at a selected discount rate, normally set by comparing with money-market rates and allowing for the relative disadvantages of real estate ownership, in order to arrive at the net present value.

In order to assess the Market Value of the property applying the Residual Approach the subject development must be supported by an “ordinary” operator.
The valuation method adopted for re-development valuations is very sensitive to changes in key inputs.  Small changes in variables such as sales volumes or build costs will have a disproportionate effect on current Market Value.  Site values can therefore be susceptible to considerable variances as a result of changes in market conditions.
You should take the sensitive nature of residual valuations into account in making your decision.
The residual valuation approach is the valuation method accepted by the RICS for valuing developments and opportunities which take time to come to fruition.  The term ‘Residual Valuation’ relates to any valuation which consists of an estimate of the value of a property after allowing for various items of expenditure.  The ‘residual value’ refers to the value of the site after all costs have been spent.
Above valuation approaches have been either carried out individually or have been combined, according to the necessity in each specific case, as set out in the property reports.
Highest & Best Use
For each property, we have assessed the highest and best use, to be achieved upon lease expiry.  As such we have assumed a re-development of the property, considering a change of use in compliance with the town planning regulation, and according to the building typology and the real marketability of the spaces.
For properties where the current use is considered to be the highest and best use, refurbishment costs have been applied in order to re-market the spaces upon lease expiry.
Gross Rental Income
The Gross Rental income per each property has been allowed as per the tenancy schedule provided.
We report below a summary of passing rents for the two portfolios.
Raissa Portfolio
ERNA CODE	TOWN	ADDRESS	Passing Rent
RA085	Chiaromonte	Contrada S.Pasquale,Snc	30,344
RA103	Rivoli	Corso Iv Novembre,64	157,866
RA137	Cigliano	Corso Umberto I,55	51,532
RA144	Apricena	Corso Vittorio Emanuele,Snc	20,162
RA010	Paola	Diramazione S.S. 18,Snc	102,455
RA141	Spezzano Albanese	Localita’ San Domenico,Snc	24,061
RA136	Cosenza	Piazza Crispi-Via Milelli,Snc	213,740
RA118	Chieri	Piazza Dante,10/Bis	106,100
RA142	Napoli	Piazza Nolana,9	506,708
RA073	Arzachena	Spt Senza Via	117,194
RA063	Vetralla	Spt Senza Via,Snc	32,051
RA139	Trebisacce	Str. Iv,10	23,289
RA044	Gravina Di Catania	Str.Prov. Gravina Di Catania-S. G. Galermo,Snc	49,374

RA050	Marsala	Str.St. Trapani-Marsala,Snc	25,663
RA001	Pisa	Strada Statale Dell’Abetone E Del Brennero,Km.4	349,837
RA002	Orvieto	Via Monte Bianco,28	254,455
RA003	Cormano	Via A Gramsci,Snc	154,779
RA004	Carmagnola	Via L. B. Alberti,2	183,751
RA005	Schio	Via Martiri Di Belfiore,4	115,989
RA006	Imola	Via Belvedere,2	137,961
RA007	Velletri	Via Dei Cinque Archi,Snc	148,049
RA008	Bracciano	Strada Statale Braccianese,Snc	121,791
RA009	Lagonegro	Via Cappella,Snc	86,416
RA010	Paola	Diramazione S.S. 18,Snc	102,455
RA011	Montefiascone	Via C. Boario,Snc	91,463
RA012	Foggia	Via Degli Aviatori,17	158,611
RA013	Giugliano In Campania	Via B. Croce 17	112,545
RA014	Anagni	Strada Provinciale	51,581
RA015	Fabriano	Via Don E. Petruio,Snc	94,839
RA016	Gravina Di Catania	Via Etnea,32	96,056
RA017	Porto Torres	Via Delle Vigne,Snc	30,804
RA018	Sant’Angelo Dei Lombardi	Via Comunale Giostra,Snc	69,777
RA019	Castrovillari	Via Schiavello - Localita’ San Nicola,Snc	131,177
RA020	Castelvetrano	Via Adua,Snc	42,346
RA021	Beinasco	Via Don Minzoni,7/9	51,929
RA022	Sora	Via Barca S. Domenico,Snc	51,827
RA023	Nizza Monferrato	Via Lanero	86,975
RA024	Ceccano	Via Giacomo Matteotti,Snc	55,977
RA025	Casalnuovo Di Napoli	Traversa I Roma,Snc	61,218
RA026	None	Via Roma,147	82,653
RA027	Poggio Mirteto	Via Giacomo Matteotti,47	155,674
RA028	Rosarno	Via Ciaramidio,Snc	29,298
RA029	Tarquinia	Via F.Lli Nardi,Snc	53,587
RA030	Osimo	Via S. Lorenzo,8	53,630
RA031	Subiaco	Via Cadorna,Snc	54,234
RA032	Atessa	Via F. Turati,Snc	39,408
RA033	Thiesi	Via Bellini,Snc	17,652
RA034	Pietrasanta	Via Degli Opifici,Snc	48,957
RA035	Ceprano	Via Boccaccio,Snc	33,781
RA036	Acireale	Via Spezia,Snc	69,110
RA037	Manduria	Via Bizzarri,Snc	34,940
RA038	Vico Del Gargano	Via Gioco Delle Palle,Snc	17,691
RA039	Castelnuovo Don Bosco	Via San Domenico Savio,4	43,070
RA040	Monte Sant’Angelo	Viale Del Cimitero,Snc	31,063

RA041	Poggiardo	Via Montegrappa,Snc	19,446
RA042	Massa Marittima	Via A. Fratti 29/31	34,339
RA043	San Giorgio A Liri	Strada Comunale Esperia,Snc	31,272
RA044	Gravina Di Catania	Str.Prov. Gravina Di Catania-S. G. Galermo,Snc	49,374
RA045	Ozieri	Via Gramsci,2	25,875
RA046	Senise	Strada Statale,Snc	19,765
RA047	Vicenza	Via Salvemini,Snc	22,149
RA048	Orte	Via Di Piano Regolatore,Snc	31,390
RA049	Rocca Sinibalda	Via Del Pereto,Snc	18,435
RA050	Marsala	Str.St. Trapani-Marsala,Snc	25,663
RA051	Poggio Moiano	Via Arbuccio,Snc	19,610
RA052	Abetone	Via Privata Bagatti,Snc	35,563
RA053	San Marco In Lamis	Strada Da Denominarsi - Localita’ Starale,Snc	25,203
RA054	Vigliano Biellese	Via A. Avogadro	23,498
RA055	Trecchina	Via E. Schettini,Snc	17,780
RA056	Buonconvento	Via Della Liberazione Ang. Via Vittorio Veneto,Snc	23,227
RA057	Scordia	Via Xxiv Maggio,Snc	20,441
RA058	Pray	Via B. Sella,76/Bis	16,512
RA059	Pomezia	Via Dei Castelli Romani,9	191,633
RA060	Vigevano	Via Aguzzafame,Snc	205,431
RA061	Limbiate	Via Xxv Aprlile,25	214,588
RA062	Acquapendente	Strada Provinciale	45,244
RA063	Vetralla	Spt Senza Via,Snc	32,051
RA064	Leini	Viale Italia,65	65,551
RA065	Napoli	Via Ramaglia,Snc	77,862
RA066	Vigevano	Via Privata Borgomanero,Snc	68,850
RA067	Anagni	Strada Comunale Cava S. Magno,Snc	38,933
RA068	Sant’Agata Li Battiati	Via Bellini,Snc	61,289
RA069	Ferentino	Strada Vicinale Santo Taco,Snc	52,026
RA070	Selargius	Via G. Brotzu,Snc	65,522
RA071	Zola Predosa	Via Romita,Snc	20,126
RA072	Ozieri	Via Ugo La Malfa,Snc	29,245
RA073	Arzachena	Spt Senza Via	117,194
RA074	Occhieppo Inferiore	Via Mulini,3	16,385
RA075	Ariccia	Via Virbio,21	56,658
RA076	Sassari	Via Mario De Candia,Snc	26,790
RA077	Concesio	Via San Gervasio,Snc	41,231
RA078	Scopello	Via Mera	22,453
RA079	Alessandria	Via Quartieruzzi	25,938
RA080	Reggio Di Calabria	Via Saracinello,Snc	46,681

RA081	Acireale	Via Ispica,28	35,528
RA082	Lanusei	Via Marconi,Snc	57,301
RA083	Bernalda	Via Don Minzoni,Snc	19,699
RA084	San Piero Patti	Via Margi,Snc	12,953
RA085	Chiaromonte	Contrada S.Pasquale,Snc	30,344
RA086	Cesana Torinese	Via Generale Sibille,5	32,919
RA087	Cutrofiano	Via Nazario Sauro,Snc	21,067
RA088	Iglesias	Via Crocefisso,Snc	130,096
RA089	Catania	Via Missori,89	231,027
RA090	Fidenza	Via Berenini,146	172,083
RA091	Codogno	Via Bignami,12/14	181,455
RA092	Mirandola	Via Picasso,8	124,598
RA093	Siracusa	Via Mascalucia,Snc	143,595
RA094	San Severo	Via Napoli,Snc	126,718
RA095	Vibo Valentia	Via Lacquari,Snc	198,219
RA096	Giarre	Via Lazio,32	102,732
RA097	Orbassano	Via Trieste,6	167,812
RA098	Marsala	Via Tunisi,Snc	64,501
RA099	Saluzzo	Via Luigi Scala,5	171,192
RA100	Maglie	Via Brenta,Snc	110,660
RA101	Gela	Via Appennini,7/9	65,833
RA102	Nichelino	Strada Torino,210 Int. 6	192,393
RA103	Rivoli	Corso Iv Novembre,64	157,866
RA104	Novi Ligure	Via G. Mazzini,111	159,129
RA105	Reggio Di Calabria	Via Reggio Campi,93	342,807
RA106	Patti	Vicolo Amerigo Vespucci,Snc	112,980
RA107	Omegna	Via Iv Novembre,82	98,488
RA108	Bologna	Via Giotto,22	237,501
RA109	Valle Mosso	Via Bacconengo	41,819
RA110	Torino	Via Vincenzo Lancia, 5	231,582
RA111	Collegno	Via Ferrucci,1	127,534
RA112	Melzo	Via Galanta,Snc	124,403
RA113	Palestrina	Via Della Basilica Romana,1	116,745
RA114	Spoleto	Via C. Micheli,Snc	137,188
RA115	San Giovanni Rotondo	Via Galvani,Snc	45,274
RA116	Canicatti’	Via Menfi,Snc	43,338
RA117	Civitavecchia	Via Giordano Bruno,5	329,930
RA118	Chieri	Piazza Dante,10/Bis	106,100
RA119	Aci Catena	Via Liberta’,54	61,901
RA120	Ercolano	Via 4 Novembre,77	63,859
RA121	Gioia Tauro	Via Torino,Snc	69,834
RA122	Palombara Sabina	Via Privata Da Via Giovanni Conti,Snc	43,521
RA123	Catanzaro	Strada Comunale Paradiso,4	46,795

RA124	Erice	Via Ponza,7	51,179
RA125	Ronciglione	Via Delle Vigne,Snc	57,994
RA126	Cassano Allo Ionio	Via S. Maria Delle Grazie,Snc	31,034
RA127	Padova	Via Chiaradia,4	92,405
RA128	Milazzo	Via Tre Monti,Snc	125,283
RA129	Mesagne	Via Ionima,Snc	52,569
RA130	Soverato	Via A. Calamber,7	91,111
RA131	Manfredonia	Via Hermada,Snc	203,862
RA132	Misterbianco	Via S. Nicolo’,Snc	58,101
RA133	Torre Del Greco	Via Circumvallazione,188	131,665
RA134	Reggio Di Calabria	Via Botteghelle,Snc	142,218
RA135	Vittoria	Via La Marmora,Snc	63,468
RA136	Cosenza	Piazza Crispi-Via Milelli,Snc	213,740
RA137	Cigliano	Corso Umberto I,55	51,532
RA138	Paceco	Via Alcamo,Snc	26,718
RA139	Trebisacce	Str. Iv,10	23,289
RA140	Trinitapoli	Via San Pietro,Snc	21,740
RA141	Spezzano Albanese	Localita’ San Domenico,Snc	24,061
RA142	Napoli	Piazza Nolana,9	506,708
RA143	Alghero	Via Verdi,Snc	140,381
RA144	Apricena	Corso Vittorio Emanuele,Snc	20,162
RA145	Catania	Via Santangelo Fulci,79	125,853
RA146	Tempio Pausania	Via Lombardia,7	51,532
RA147	Foggia	Via Fratelli Biondi,Snc	50,314
RA148	Napoli	Via Cardinale Prisco,Snc	190,218
RA149	Valenza	Via Cavallotti,16/18	101,728
RA150	Catania	Via Pietro Dell’Ova,37/A-B	55,070
RA151	Sannicandro Garganico	Via Luigi Montefort,Snc	17,989
TOTALE			13,965,221
MARKET RENT
The valuation has been prepared on the basis of “Market Rent”, which is defined in the Red Book as:
“The estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.”
In assessing our Opinion of Market Rent, we have considered the following factors:
1)	Existing lease (according to date of stipulation);
2)	Comparable evidences and market research on buildings with similar characteristics (office/light industrial etc.);
3)	State of repair;

4)	Current Town Planning compliance (admitted use).
For Telecom Occupied/Formerly Occupied Properties
Considering the current use of the properties and the definition of Market Rent, we believe that the MR for each property should reflect the specific characteristics of the properties, which are designated to host technological services (Telecom exchanges).  As such we highlight that the Market Rent assessed represents our view of the amount that should be paid on the property in its current conditions and use, for a tenant that would use them for the same or similar uses as the current.
We highlight that for Telecom Occupied properties such Market Rent does not necessary represent the achievable rent for the property in the event of a refurbishment/redevelopment, for which we have defined different exit strategies that would maximise the Value and the marketability of the property.
Market Rents stated are exclusive of VAT and are net of any cost that could be charged to a potential tenant.
Costs
In order to obtain the net rental income of each property, we have allowed non recoverable costs as per below:
¡	Property Tax (IMU/TASI): as provided by the Client
¡	Insurance: as provided by the Client
¡	Register Tax: 0.5% of Passing Rent
¡	Property Management Fees: estimated by CBRE as 0.5% of Passing Rent
¡
Provision for extraordinary maintenance:  as Telecom is responsible for both ordinary and extraordinary maintenance we have not allowed for any provision for the duration of the lease contract.  Upon lease expiry and after capex applied, we have allowed some provision for extraordinary maintenance, equal to 0.5% of the Estimated Reinstatement Cost;

Other costs allowed are as follows:
¡	Letting Fees: 10% of ERV
¡	Vendor’s fee upon exit: we have allowed vendor’s fees as follows:
▪	Residential/other uses direct split up sale: broker’s costs equal to 2% of the assessed exit value;
▪	Income producing properties (investment properties – only Tivoli property): vendor’s fee equal to 1.40% of exit value.
¡	CapEx: we have applied CapEx as follows:
▪
CapEx upon year one:  as provided by the Client, the amount comprises administrative and professional costs for minor amendments in cadaster, title, environmental and energy certificate issues, as provided within the Executive summaries issued by Abaco.

▪	Urbanization fees: we have calculated urbanization fees for every change of use, which have been applied upon lease expiry to allow the change of use.

▪
CapEx upon lease expiry:  we have assessed re-development/refurbishment costs based on our understanding of the property and the determined highest and best use.  CapEx have been applied on a per sq m basis and comprise both hard and soft cost assumed for the re-development.

Expected Inflation (CPI) & Market Growth
We have considered rent indexation as provided by the Client and specified within the lase contracts.  Please refer to single property reports for details.
We assume an annual trend inflation equal to 1.6% for the whole period considered.
The data relative to the inflation trend corresponds to the average 2008-2018 of the most recent forecast of consumer’s price index trend developed by Oxford Economics, used as source of information1.
We assumed a market growth of 1.6% (in line with the inflation trend) for the whole period considered.
Rates & Yields
The rates taken as basis of valuation are:
¡	Discount rate of the perceived rent;
¡	Discount rate of the re-lease/split up sale;
¡	Capitalization rate of the net final income (only for Tivoli)
Results of the valuation (Market Value) have been sense-checked on a per sq m basis, comparing the values with the most recent transactions and average prices registered on the market for similar properties (mainly light industrial and office schemes).
TENANT COVENANT STRENGHTS
Telecom Italia at a Glance
Telecom Italia (“TI” or the “Group”) is a leading Italian telecommunication and ICT operator providing telephony, mobile and DSL data services mainly in Italy and Brazil; the Group is listed on the Milan stock exchange and has a market cap of ~€9.8bn (data as of February 13th, 2019).
¡	The Group has almost 19m of fixed lines active, ~9m of broadband accesses and almost 30m of mobile lines
¡	Telecom Italia offers its services through the following brands:
¡	TIM: providing mobile and telephony services in the retail market
¡	Telecom Sparkle: offering a wide range of IP, data, cloud, data centre, mobile and voice solutions to its wholesale clients
¡	Olivetti: offering IT products for the automation of company processes

[1]	https://www.oxfordeconomics.com/my-oxford/country-economic-forecasts/europe/italy

The Group owns also a controlling stake in INWIT, an Italian listed company leader in the wireless infrastructure sector with over 11,000 sites managed and a market cap of ~€4.1bn (data as of February 13th, 2019).  In Italy, TI provides fixed and mobile voice as well as data services for retail and wholesale clients.
Telecom Italia infrastructures
A telecommunication network architecture represents a group of logical sub-networks, each one performing specific functions and / or services, typically classified in:  access network, telephone network, transport network (or backbone network), and data network and other specialised networks.
Telecom Italia is the leading developer of telecommunication networks in Italy.  Considering the recent technological trends, the group might remain the main infrastructural player, with all other alternative operators that might be heavily dependent on its infrastructure in a significant part of the country.
In the last years Telecom Italia is making giant investment in the network architecture called Next Generation Access Network (NGAN) with consists in the deployment of fiber optic cables and related equipment in the access network and allows Telecom operators to offer new services to their customers at a higher bit rate (UBB ultrabroadband services) compared to traditional technologies.
Up to now, in Italy, about 99% of the population is covered by LTE (mobile UBB network) and about 80% by Telecom Italia fixed UBB (ultrabroadband) network (fiber).
Furthermore, Italy is covered by 31.8 million Telecom’s mobile lines of which 13 million are BB (broadband) or UBB (ultrabroadband) users and 18.9 million fixed (retail+ wholesale) total accesses, of which 7.5 million are BB and UBB retail accesses.2
Telecom Covenant Strength
While detailed financial investigation of the tenant is outside the scope of this report, we provide a high-level summary of the tenant here below.
In 2017, Telecom Italia generated ~€19.8bn of revenues while the EBITDA stood at ~€7.8bn (~39% margin).  TI operates also in the Brazilian market through TIM Brazil, with over 63m of mobile lines (~26% of market share); in 2017 the subsidiary reached ~€4.5bn of revenues (~23% of the Group revenues).
KEY CONSOLIDATED FINANCIALSREVENUES (€M)	EBITDA (€M) AND EBITDA MARGIN (%)

Source: CBRE on Source: Telecom Italia annual reports and website, Thomson Reuters Eikon and Press

[2]	Source: Telecom Italia Website

During 2007-2013, Telecom Italia was under the control of Telco, a vehicle set up by Telefonica, Mediobanca, Generali, Intesa Sanpaolo and Benetton Group owning a 20% stake each; In 2013, the three Italian financial institutions completed the sale of their stakes of Telco to Telefonica.
In September 2014, Vivendi SA, a mass media group headquartered in Paris, bought the Telecom Italia stake indirectly owned by Telefonica; After several subsequent acquisitions, today Vivendi is the major shareholder of Telecom Italia, with ~24% of the share capital.
In March 2018, the investment manager Elliott Management Corporation (“Elliott”) acquired a minority interest into the Group through different vehicles; After the announcement, Elliott published a letter to the market indicating the purpose of its activity in TI:
¡	Converting the preferred stocks in ordinary ones, as opposed to what Vivendi decided in 2015
¡	Separation of the network, with the listing on the Italian stock market and / or a partial disposal
¡	Disposal of Sparkle (total or partial) and returning to dividends
¡	Becoming a public company – change of the BoD with the entrance of independent board members is aimed at saving the interests of all the stakeholders and not only the majority ones
In April 2018, CDP S.p.A. (with Italy’s Ministry of Economy and Finance being its majority shareholder) acquired a stake in TI.
According to the aforementioned, we believe that the property investment market would view the tenant company as providing strong security.

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